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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 30, 1998

                        Commission file number: 0-19123

                            FOGELMAN MORTGAGE L.P. I
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             (Exact name of Registrant as specified in its charter)

Tennessee                                           62-1317805
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(State or other jurisdiction of          (I.R.S. Employer Identification No.)
 incorporation or organization)

One Seaport Plaza, New York, New York           10292-0128
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(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code (212) 214-3500

                                      N/A
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   Former name, former address and former fiscal year, if changed since last report.

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Item 5. Other Events.

   Prudential-Bache Properties, Inc., as general partner of Fogelman Mortgage L.P. I (the 'Partnership'), has completed the liquidation of the Partnership's remaining assets. On July 30, 1998, the Partnership made a final liquidating distribution to the limited partners of $12.86 per Unit, representing the remaining cash of the Partnership following the payment of its remaining liabilities. As the distribution of this amount to the limited partners of the Partnership represented the final step in the liquidation of the Partnership, the general partner terminated the Partnership effective July 30, 1998.

Item 7. Financial Statements and Exhibits.

        (c) Exhibit 99   Letter to Limited Partners of Fogelman Mortgage L.P. I

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fogelman Mortgage L.P. I

By: Prudential-Bache Properties, Inc.
    A Delaware corporation, General Partner

     By: /s/ Eugene D. Burak                           Date: July 30, 1998
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     Eugene D. Burak
     Vice President
     Chief Accounting Officer for the Registrant

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